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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 9, 2003


                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                        0-23223                     06-1331400
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  (State or other                  (Commission                 (IRS Employer
  jurisdiction of                  File Number)              Identification No.)
   incorporation)



                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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Item 5. Other Events and Regulation FD Disclosure.

On January 9, 2003, the Registrant issued a press release announcing new developments in its ongoing antibody discovery and development alliance with Abgenix, Inc. The Registrant and Abgenix scientists have successfully developed a fully human monoclonal antibody (CR002) that is being investigated as a treatment for IgA nephropathy, a form of glomerulonephritis (kidney inflammation) that may lead to renal failure and the need for dialysis treatments. The Registrant has selected this antibody drug candidate for development and has the right to develop this candidate across all disease areas. In addition, the Registrant is further exploring the utility of this antibody as a treatment for other forms of glomerulonephritis, including nephritis associated with systemic lupus erythematosus (SLE) and diabetic nephropathy. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number                 Description
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     99.1          Press release of Registrant dated January 9, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CURAGEN CORPORATION
                                        (Registrant)


Date: January 10, 2003                  By:      /s/ David M. Wurzer
                                            -----------------------------------
                                        Name:    David M. Wurzer
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer